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EXHIBIT 99.1

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

        Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of On Command Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

        The Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of June 30, 2002 and December 31, 2001, and for the three and six months ended June 30, 2002 and 2001.

Dated: August 12, 2002	/s/ CHRISTOPHER SOPHINOS Christopher Sophinos President and Chief Executive Officer (Principal Executive Officer)
Dated: August 12, 2002	/s/ BERNARD G. DVORAK Bernard G. Dvorak Senior Vice President, Chief Financial Officer and Treasurer (Principal Accounting and Financial Officer)

        The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q or as a separate disclosure document.

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  EXHIBIT 99.1